EXHIBIT 99

SUMMARY OF CHANGES IN CORE PERFORMANCE MEASURES

Three months ended March 31, 2017	Corning	Display	Specialty
	Incorporated	Technologies	Materials
Core net sales as reported @ ¥99 and ₩1,100	$2,485	$846	$300
Constant yen adjustment to ¥107	(64)	(64)
Constant won adjustment to ₩1,175
Core net sales @ ¥107 and ₩1,175	$2,421	$782	$300

Core earnings as reported @ ¥99 and ₩1,100	$407	$256	$48
Constant yen adjustment to ¥107	(40)	(38)
Constant won adjustment to ₩1,175	9	8
Core earnings @ ¥107 and ₩1,175	$376	$226	$48

Three months ended June 30, 2017	Corning	Display	Specialty
	Incorporated	Technologies	Materials
Core net sales as reported @ ¥99 and ₩1,100	$2,590	$841	$337
Constant yen adjustment to ¥107	(63)	(64)
Constant won adjustment to ₩1,175
Core net sales @ ¥107 and ₩1,175	$2,527	$777	$337

Core earnings as reported @ ¥99 and ₩1,100	$431	$240	$58
Constant yen adjustment to ¥107	(40)	(40)
Constant won adjustment to ₩1,175	9	8	1
Core earnings @ ¥107 and ₩1,175	$400	$208	$59

Three months ended September 30, 2017	Corning	Display	Specialty
	Incorporated	Technologies	Materials
Core net sales as reported @ ¥99 and ₩1,100	$2,700	$860	$373
Constant yen adjustment to ¥107	(65)	(65)
Constant won adjustment to ₩1,175
Core net sales @ ¥107 and ₩1,175	$2,635	$795	$373

Core earnings as reported @ ¥99 and ₩1,100	$433	$227	$71
Constant yen adjustment to ¥107	(40)	(40)
Constant won adjustment to ₩1,175	10	8	2
Core earnings @ ¥107 and ₩1,175	$403	$195	$73

Three months ended December 31, 2017	Corning	Display	Specialty
	Incorporated	Technologies	Materials
Core net sales as reported @ ¥99 and ₩1,100	$2,739	$847	$393
Constant yen adjustment to ¥107	(63)	(63)
Constant won adjustment to ₩1,175	(1)	(1)
Core net sales @ ¥107 and ₩1,175	$2,675	$783	$393

Core earnings as reported @ ¥99 and ₩1,100	$485	$221	$73
Constant yen adjustment to ¥107	(40)	(39)
Constant won adjustment to ₩1,175	10	9	1
Core earnings @ ¥107 and ₩1,175	$455	$191	$74

Year ended December 31, 2017	Corning	Display	Specialty
	Incorporated	Technologies	Materials
Core net sales as reported @ ¥99 and ₩1,100	$10,514	$3,394	$1,403
Constant yen adjustment to ¥107	(255)	(256)	-
Constant won adjustment to ₩1,175	(1)	(1)	-
Core net sales @ ¥107 and ₩1,175	$10,258	$3,137	$1,403

Core earnings as reported @ ¥99 and ₩1,100	$1,756	$944	$250
Constant yen adjustment to ¥107	(160)	(157)	-
Constant won adjustment to ₩1,175	38	33	4
Core earnings @ ¥107 and ₩1,175	$1,634	$820	$254

© 2018 Corning Incorporated. All Rights Reserved.

Three months ended March 31, 2016	Corning	Display	Specialty
	Incorporated	Technologies	Materials
Core net sales as reported @ ¥99 and ₩1,100	$2,171	$829	$227
Constant yen adjustment to ¥107	(63)	(63)
Constant won adjustment to ₩1,175
Core net sales @ ¥107 and ₩1,175	$2,108	$766	$227

Core earnings as reported @ ¥99 and ₩1,100	$340	$223	$32
Constant yen adjustment to ¥107	(41)	(39)	1
Constant won adjustment to ₩1,175	11	9	2
Core earnings @ ¥107 and ₩1,175	$310	$193	$35

Three months ended June 30, 2016	Corning	Display	Specialty
	Incorporated	Technologies	Materials
Core net sales as reported @ ¥99 and ₩1,100	$2,440	$880	$266
Constant yen adjustment to ¥107	(67)	(67)
Constant won adjustment to ₩1,175
Core net sales @ ¥107 and ₩1,175	$2,373	$813	$266

Core earnings as reported @ ¥99 and ₩1,100	$434	$237	$48
Constant yen adjustment to ¥107	(41)	(41)
Constant won adjustment to ₩1,175	11	10	1
Core earnings @ ¥107 and ₩1,175	$404	$206	$49

Three months ended September 30, 2016	Corning	Display	Specialty
	Incorporated	Technologies	Materials
Core net sales as reported @ ¥99 and ₩1,100	$2,548	$943	$295
Constant yen adjustment to ¥107	(71)	(70)
Constant won adjustment to ₩1,175	(1)	(1)
Core net sales @ ¥107 and ₩1,175	$2,476	$872	$295

Core earnings as reported @ ¥99 and ₩1,100	$466	$270	$44
Constant yen adjustment to ¥107	(43)	(43)
Constant won adjustment to ₩1,175	10	9	1
Core earnings @ ¥107 and ₩1,175	$433	$236	$45

Three months ended December 31, 2016	Corning	Display	Specialty
	Incorporated	Technologies	Materials
Core net sales as reported @ ¥99 and ₩1,100	$2,551	$904	$336
Constant yen adjustment to ¥107	(68)	(67)
Constant won adjustment to ₩1,175
Core net sales @ ¥107 and ₩1,175	$2,483	$837	$336

Core earnings as reported @ ¥99 and ₩1,100	$534	$276	$65
Constant yen adjustment to ¥107	(40)	(41)
Constant won adjustment to ₩1,175	10	9	2
Core earnings @ ¥107 and ₩1,175	$504	$244	$67

Year ended December 31, 2016	Corning	Display	Specialty
	Incorporated	Technologies	Materials
Core net sales as reported @ ¥99 and ₩1,100	$9,710	$3,556	$1,124
Constant yen adjustment to ¥107	(269)	(267)	-
Constant won adjustment to ₩1,175	(1)	(1)	-
Core net sales @ ¥107 and ₩1,175	$9,440	$3,288	$1,124

Core earnings as reported @ ¥99 and ₩1,100	$1,774	$1,006	$189
Constant yen adjustment to ¥107	(165)	(164)	1
Constant won adjustment to ₩1,175	42	37	6
Core earnings @ ¥107 and ₩1,175	$1,651	$879	$196

© 2018 Corning Incorporated. All Rights Reserved.

CORNING INCORPORATED AND SUBSIDIARY COMPANIES

RECONCILIATION OF NON-GAAP FINANCIAL MEASURE TO GAAP FINANCIAL MEASURE

Three Months Ended March 31, 2017

(Unaudited; amounts in millions, except per share amounts)

			Income		Effective
			before		tax
	Net	Equity	income	Net	(benefit)	Per
	sales	earnings	taxes	income	rate (a)	share

As reported	$2,375	$80	$20	$86	(330%)	$0.07
Constant-yen (1)	46		46	34		0.03
Constant-won (1)			4	3
Translated earnings contract gain (3)			442	278		0.26
Acquisition-related costs (4)			22	15		0.01
Discrete tax items and other tax-related adjustments (5)				9		0.01
Litigation, regulatory and other legal matters (6)			(12)	(9)		(0.01)
Restructuring, impairment and other charges (7)			10	8		0.01
Equity in earnings of affiliated companies (8)		(72)	(72)	(46)		(0.04)
Adjustments related to acquisitions (9)			(3)	(2)	—
Core performance measures	$2,421	$8	$457	$376	17.7%	$0.36

(a)Based upon statutory tax rates in the specific jurisdiction for each event.

See Reconciliation of Non-GAAP Financial Measures, “Items which we exclude from GAAP measures to arrive at Core Performance measures” for the descriptions of the footnoted reconciling items.

© 2018 Corning Incorporated. All Rights Reserved.

CORNING INCORPORATED AND SUBSIDIARY COMPANIES

RECONCILIATION OF NON-GAAP FINANCIAL MEASURE TO GAAP FINANCIAL MEASURE

Three Months Ended June 30, 2017

(Unaudited; amounts in millions, except per share amounts)

			Income
			before		Effective
	Net	Equity	income	Net	tax	Per
	sales	earnings	taxes	income	rate (a)	share

As reported	$2,497	$37	$592	$439	25.8%	$0.42
Constant-yen (1)	30	1	32	24		0.02
Constant-won (1)			8	5
Translated earnings contract gain (3)			(216)	(136)		(0.13)
Acquisition-related costs (4)			17	12		0.01
Discrete tax items and other tax-related adjustments (5)				21		0.02
Restructuring, impairment and other charges (7)			40	27		0.03
Adjustments related to acquisitions (9)			(2)	(1)	—
Pension mark-to-market adjustment (10)			15	9		0.01
Core performance measures	$2,527	$38	$486	$400	17.7%	$0.39

(a)Based upon statutory tax rates in the specific jurisdiction for each event.

See Reconciliation of Non-GAAP Financial Measures, “Items which we exclude from GAAP measures to arrive at Core Performance measures” for the descriptions of the footnoted reconciling items.

© 2018 Corning Incorporated. All Rights Reserved.

CORNING INCORPORATED AND SUBSIDIARY COMPANIES

RECONCILIATION OF NON-GAAP FINANCIAL MEASURE TO GAAP FINANCIAL MEASURE

Three Months Ended September 30, 2017

(Unaudited; amounts in millions, except per share amounts)

			Income
			before		Effective
	Net	Equity	income	Net	tax	Per
	sales	earnings	taxes	income	rate (a)	share

As reported	$2,607	$31	$479	$390	18.6%	$0.39
Constant-yen (1)	28	1	27	22		0.02
Constant-won (1)			7	6		0.01
Translation gain on Japanese yen-denominated debt (2)			(14)	(9)		(0.01)
Translated earnings contract gain (3)			(28)	(18)		(0.02)
Acquisition-related costs (4)			21	14		0.01
Discrete tax items and other tax-related adjustments (5)				(2)
Core performance measures	$2,635	$32	$492	$403	18.1%	$0.40

(a)Based upon statutory tax rates in the specific jurisdiction for each event.

See Reconciliation of Non-GAAP Financial Measures, “Items which we exclude from GAAP measures to arrive at Core Performance measures” for the descriptions of the footnoted reconciling items.

© 2018 Corning Incorporated. All Rights Reserved.

CORNING INCORPORATED AND SUBSIDIARY COMPANIES

RECONCILIATION OF NON-GAAP FINANCIAL MEASURE TO GAAP FINANCIAL MEASURE

Three Months Ended December 31, 2017

(Unaudited; amounts in millions, except per share amounts)

			Income
			before		Effective
	Net	Equity	income	Net	tax	Per
	sales	earnings	taxes	income	rate (a)	share

As reported	$2,637	$213	$566	$(1,412)	349.5%	$(1.66)
Constant-yen (1)	40	1	36	35		0.04
Constant-won (1)	(2)	1	12	9		0.01
Translated earnings contract gain (3)			(72)	(46)		(0.05)
Acquisition-related costs (4)			24	18		0.02
Discrete tax items and other tax-related adjustments (5)				99		0.11
Restructuring, impairment and other charges (7)			22	27		0.03
Equity in earnings of affiliated companies (8)		(80)	(80)	(51)		(0.06)
Adjustments related to acquisitions (9)			15	16		0.02
Pension mark-to-market adjustment (10)			7	5		0.01
Adjustments resulting from the Tax Cuts and Job Act (13)				1,755		2.03
Core performance measures	$2,675	$135	$530	$455	14.2%	$0.46

(a)Based upon statutory tax rates in the specific jurisdiction for each event.

See Reconciliation of Non-GAAP Financial Measures, “Items which we exclude from GAAP measures to arrive at Core Performance measures” for the descriptions of the footnoted reconciling items.

© 2018 Corning Incorporated. All Rights Reserved.

CORNING INCORPORATED AND SUBSIDIARY COMPANIES

RECONCILIATION OF NON-GAAP FINANCIAL MEASURE TO GAAP FINANCIAL MEASURE

Year Ended December 31, 2017

(Unaudited; amounts in millions, except per share amounts)

	Year ended December 31, 2017
	Net Sales	Equity earnings	Income before income taxes	Net income	Effective tax rate (a)	Earnings per share

As reported	$10,116	361	1,657	(497)	130.0%	(0.66)
Constant-yen (1)	144	2	139	115		0.13
Constant-won (1)	(2)		29	23		0.03
Translation gain on Japanese yen-denominated debt (2)			(14)	(9)		(0.01)
Translated earnings contract loss (3)			125	78		0.09
Acquisition-related costs (4)			84	59		0.07
Discrete tax items and other tax-related adjustments (5)				127		0.14
Litigation, regulatory and other legal matters (6)			(12)	(9)		(0.01)
Restructuring, impairment and other charges (7)			72	62		0.07
Equity in earnings of affiliated companies (8)		(152)	(152)	(97)		(0.11)
Adjustments related to acquisitions (9)			10	13		0.01
Pension mark-to-market adjustment (10)			22	14		0.02
Adjustments resulting from the Tax Cuts and Job Act (13)				1,755		1.96
Core performance measures	$10,258	$211	$1,960	$1,634	16.6%	$1.60

(a)Based upon statutory tax rates in the specific jurisdiction for each event.

See Reconciliation of Non-GAAP Financial Measures, “Items which we exclude from GAAP measures to arrive at Core Performance measures” for the descriptions of the footnoted reconciling items.

© 2018 Corning Incorporated. All Rights Reserved.

CORNING INCORPORATED AND SUBSIDIARY COMPANIES

RECONCILIATION OF NON-GAAP FINANCIAL MEASURE TO GAAP FINANCIAL MEASURE

Three Months Ended March 31, 2016

(Unaudited; amounts in millions, except per share amounts)

			(Loss)
			income		Effective
			before		tax
	Net	Equity	income	Net (loss)	(benefit)	Per
	sales	earnings	taxes	income	rate (a)	share

As reported	$2,047	$59	$(672)	$(368)	(45.2%)	$(0.36)
Constant-yen (1)	61	1	57	37		0.03
Constant-won (1)			(5)	(3)		(0.00)
Translated earnings contract loss (3)			857	540		0.49
Acquisition-related costs (4)			14	10		0.01
Discrete tax items and other tax-related adjustments (5)				22		0.02
Restructuring, impairment and other charges (7)			109	75		0.07
Equity in earnings of affiliated companies (8)		2	2	2
Adjustments related to acquisitions (9)			(11)	(9)		(0.01)
Pension mark-to-market adjustment (10)			7	4
Core performance measures	$2,108	$62	$358	$310	13.4%	$0.25

(a)Based upon statutory tax rates in the specific jurisdiction for each event.

See Reconciliation of Non-GAAP Financial Measures, “Items which we exclude from GAAP measures to arrive at Core Performance measures” for the descriptions of the footnoted reconciling items.

© 2018 Corning Incorporated. All Rights Reserved.

CORNING INCORPORATED AND SUBSIDIARY COMPANIES

RECONCILIATION OF NON-GAAP FINANCIAL MEASURE TO GAAP FINANCIAL MEASURE

Three Months Ended June 30, 2016

(Unaudited; amounts in millions, except per share amounts)

			Income		Effective
			before		tax
	Net	Equity	income	Net	(benefit)	Per
	sales	earnings	taxes	income	rate (a)	share

As reported	$2,360	$41	$1,703	$2,207	(29.6%)	$1.87
Constant-yen (1)	13		75	15		0.01
Constant-won (1)			(12)	2
Translated earnings contract loss (3)			1,201	758		0.64
Acquisition-related costs (4)			80	74		0.06
Discrete tax items and other tax-related adjustments (5)				(111)		(0.09)
Litigation, regulatory and other legal matters (6)			55	70		0.06
Restructuring, impairment and other charges (7)			11	7		0.01
Equity in earnings of affiliated companies (8)		14	14	13		0.01
Adjustments related to acquisitions (9)			15	12		0.01
Pension mark-to-market adjustment (10)			27	18		0.02
Gain on realignment of equity investment (11)			(2,676)	(2,676)		(2.26)
Taiwan power outage (12)			20	15		0.01
Core performance measures	$2,373	$55	$513	$404	21.2%	$0.34

(a)	Based upon statutory tax rates in the specific jurisdiction for each event.

See Reconciliation of Non-GAAP Financial Measures, “Items which we exclude from GAAP measures to arrive at Core Performance measures” for the descriptions of the footnoted reconciling items.

© 2018 Corning Incorporated. All Rights Reserved.

CORNING INCORPORATED AND SUBSIDIARY COMPANIES

RECONCILIATION OF NON-GAAP FINANCIAL MEASURE TO GAAP FINANCIAL MEASURE

Three Months Ended September 30, 2016

(Unaudited; amounts in millions, except per share amounts)

			Income		Effective
			before		tax
	Net	Equity	income	Net	(benefit)	Per
	sales	earnings	taxes	income	rate (a)	share

As reported	$2,507	$19	$257	$284	(10.5%)	$0.26
Constant-yen (1)	(31)		(13)	(13)		(0.01)
Constant-won (1)			10	7		0.01
Translated earnings contract loss (3)			237	149		0.14
Acquisition-related costs (4)			15	11		0.01
Discrete tax items and other tax-related adjustments (5)				6		0.01
Restructuring, impairment and other charges (7)			11	9		0.01
Adjustments related to acquisitions (9)			(49)	(41)		(0.04)
Pension mark-to-market adjustment (10)			26	17		0.02
Taiwan power outage (12)			5	4
Core performance measures	$2,476	$19	$499	$433	13.2%	$0.39

(a)Based upon statutory tax rates in the specific jurisdiction for each event.

See Reconciliation of Non-GAAP Financial Measures, “Items which we exclude from GAAP measures to arrive at Core Performance measures” for the descriptions of the footnoted reconciling items.

© 2018 Corning Incorporated. All Rights Reserved.

CORNING INCORPORATED AND SUBSIDIARY COMPANIES

RECONCILIATION OF NON-GAAP FINANCIAL MEASURE TO GAAP FINANCIAL MEASURE

Three Months Ended December 31, 2016

(Unaudited; amounts in millions, except per share amounts)

			Income
			before		Effective
	Net	Equity	income	Net	tax	Per
	sales	earnings	taxes	income	rate (a)	share

As reported	$2,476	$165	$2,404	$1,572	34.6%	$1.47
Constant-yen (1)	7	(1)	11	18		0.02
Constant-won (1)			3	2
Translated earnings contract loss (3)			(1,847)	(1,165)		(1.09)
Acquisition-related costs (4)			18	12		0.01
Discrete tax items and other tax-related adjustments (5)				56		0.05
Restructuring, impairment and other charges (7)			68	47		0.04
Equity in earnings of affiliated companies (8)		(53)	(53)	(33)		(0.03)
Adjustments related to acquisitions (9)			(4)	(4)
Pension mark-to-market adjustment (10)			7	5
Taiwan power outage (12)			(8)	(6)		(0.01)
Core performance measures	$2,483	$111	$599	$504	15.9%	$0.47

(a)Based upon statutory tax rates in the specific jurisdiction for each event.

See Reconciliation of Non-GAAP Financial Measures, “Items which we exclude from GAAP measures to arrive at Core Performance measures” for the descriptions of the footnoted reconciling items.

© 2018 Corning Incorporated. All Rights Reserved.

CORNING INCORPORATED AND SUBSIDIARY COMPANIES

RECONCILIATION OF NON-GAAP FINANCIAL MEASURE TO GAAP FINANCIAL MEASURE

Year Ended December 31, 2016

(Unaudited; amounts in millions, except per share amounts)

	Year ended December 31, 2016
	Net sales	Equity earnings	Income before income taxes	Net income	Effective tax rate (a)	Earnings per share
As reported	$9,390	$284	$3,692	$3,695	0%	$3.23
Constant-yen (1)	50	1	74	57		0.19
Constant-won (1)			11	8		(0.03)
Translated earnings contract loss (3)			448	282		0.25
Acquisition-related costs (4)			127	107		0.09
Discrete tax items and other tax-related adjustments (5)				(27)		(0.02)
Litigation, regulatory and other legal matters (6)			55	70		0.06
Restructuring, impairment and other charges (7)			199	138		0.12
Equity in earnings of affiliated companies (8)		(37)	(37)	(18)		(0.02)
Adjustments related to acquisitions (9)			(49)	(42)		(0.04)
Pension mark-to-market adjustment (10)			67	44		0.04
Gain on realignment of equity investment (11)			(2,676)	(2,676)		(2.34)
Taiwan power outage (12)			17	13		0.01
Core performance measures	$9,440	$248	$1,928	$1,651	14.4%	$1.55

(a)Based upon statutory tax rates in the specific jurisdiction for each event.

See Reconciliation of Non-GAAP Financial Measures, “Items which we exclude from GAAP measures to arrive at Core Performance measures” for the descriptions of the footnoted reconciling items.

© 2018 Corning Incorporated. All Rights Reserved.

CORNING INCORPORATED AND SUBSIDIARY COMPANIES

RECONCILIATION OF NON-GAAP FINANCIAL MEASURE TO GAAP FINANCIAL MEASURE

Gross Margin and Selling, General and Administrative Expenses

Three Months Ended March 31, 2017, June 30, 2017, September 30, 2017 and December 31, 2017

(Unaudited; amounts in millions)

	Three Months Ended		Three Months Ended		Three Months Ended		Three Months Ended
	March 31, 2017		June 30, 2017		September 30, 2017		December 31, 2017
		Selling,		Selling,		Selling,		Selling,
	Gross	general	Gross	general	Gross	general	Gross	general
	margin	and admin	margin	and admin	margin	and admin	margin	and admin

As reported	$957	$316	$985	$379	$1,056	$372	$1,034	$400
Constant-yen (1)	45		31		27		36
Constant-won (1)	4		7		7		11
Acquisition-related costs (4)	4				3			(3)
Litigation, regulatory and other legal matters (6)		12
Restructuring, impairment and other charges (7)			32	(8)				(9)
Adjustments related to acquisitions (9)		4		2				7
Pension mark-to-market adjustment (10)				(15)				(6)
Core performance measures	$1,010	$332	$1,055	$358	$1,093	$372	$1,081	$389

See Reconciliation of Non-GAAP Financial Measures, “Items which we exclude from GAAP measures to arrive at Core Performance measures” for the descriptions of the footnoted reconciling items.

© 2018 Corning Incorporated. All Rights Reserved.

CORNING INCORPORATED AND SUBSIDIARY COMPANIES

RECONCILIATION OF NON-GAAP FINANCIAL MEASURE TO GAAP FINANCIAL MEASURE

Gross Margin and Selling, General and Administrative Expenses

Three Months Ended March 31, 2016, June 30, 2016, September 30, 2016 and December 31, 2016

(Unaudited; amounts in millions)

	Three Months Ended		Three Months Ended		Three Months Ended		Three Months Ended
	March 31, 2016		June 30, 2016		September 30, 2016		December 31, 2016
		Selling,		Selling,		Selling,		Selling,
	Gross	general	Gross	general	Gross	general	Gross	general
	margin	and admin	margin	and admin	margin	and admin	margin	and admin

As reported	$764	$303	$951	$499	$1,041	$302	$990	$368
Constant-yen (1)	56		19		(12)		11
Constant-won (1)	(4)		2		9	1	3
Acquisition-related costs (3)			3	(62)	2	7
Litigation, regulatory and other legal matters (6)				(52)
Restructuring, impairment and other charges (7)	29		13		8	(4)	52	(15)
Adjustments related to acquisitions (9)		11		(15)		49		4
Pension mark-to-market adjustments (10)		(7)		(27)		(26)		(7)
Taiwan power outage (12)			18		5		(7)
Core performance measures	$845	$307	$1,006	$343	$1,053	$329	$1,049	$350

See Reconciliation of Non-GAAP Financial Measures, “Items which we exclude from GAAP measures to arrive at Core Performance measures” for the descriptions of the footnoted reconciling items.

© 2018 Corning Incorporated. All Rights Reserved.

CORNING INCORPORATED AND SUBSIDIARY COMPANIES

RECONCILIATION OF NON-GAAP FINANCIAL MEASURE TO GAAP FINANCIAL MEASURE

Display Technologies Segment

Three Months Ended March 31, 2017, June 30, 2017, September 30, 2017 and December 31, 2017

(Unaudited; amounts in millions)

	Three Months Ended		Three Months Ended		Three Months Ended		Three Months Ended
	March 31, 2017		June 30, 2017		September 30, 2017		December 31, 2017
	Net	Net	Net	Net	Net	Net	Net	Net
	sales	income	sales	income	sales	income	sales	income

As reported	$736	$249	$748	$211	$768	$203	$745	$168
Constant-yen (1)	46	33	29	23	27	20	39	27
Constant-won (1)		3		5		5	(1)	8
Translated earnings contract gain (3)		(48)		(43)		(33)		(45)
Discrete tax items and other tax-related adjustments (5)								38
Litigation, regulatory and other legal matters (6)		(9)
Restructuring, impairment and other charges (7)				13
Adjustments related to acquisitions (9)		(2)		(1)				(5)
Core performance measures	$782	$226	$777	$208	$795	$195	$783	$191

See Reconciliation of Non-GAAP Financial Measures, “Items which we exclude from GAAP measures to arrive at Core Performance measures” for the descriptions of the footnoted reconciling items.

© 2018 Corning Incorporated. All Rights Reserved.

CORNING INCORPORATED AND SUBSIDIARY COMPANIES

RECONCILIATION OF NON-GAAP FINANCIAL MEASURE TO GAAP FINANCIAL MEASURE

Display Technologies Segment

Three Months Ended March 31, 2016, June 30, 2016, September 30, 2016 and December 31, 2016

 (Unaudited; amounts in millions)

	Three Months Ended		Three Months Ended		Three Months Ended		Three Months Ended
	March 31, 2016		June 30, 2016		September 30, 2016		December 31, 2016
	Net	Net	Net	Net	Net	Net	Net	Net
	sales	income	sales	income	sales	income	sales	income

As reported	$705	$209	$801	$204	$902	$279	$830	$243
Constant-yen (1)	61	41	12	14	(30)	(9)	7	8
Constant-won (1)		(3)		2		7		2
Translated earnings contract gain (3)		(58)		(33)		(2)		(34)
Restructuring, impairment and other charges (7)		13						31
Adjustments related to acquisitions (9)		(9)		12		(41)		(4)
Pension mark-to-market adjustment (10)								1
Taiwan power outage (12)				7		2		(3)
Core performance measures	$766	$193	$813	$206	$872	$236	$837	$244

See Reconciliation of Non-GAAP Financial Measures, “Items which we exclude from GAAP measures to arrive at Core Performance measures” for the descriptions of the footnoted reconciling items.

© 2018 Corning Incorporated. All Rights Reserved.

CORNING INCORPORATED AND SUBSIDIARY COMPANIES

RECONCILIATION OF NON-GAAP FINANCIAL MEASURE TO GAAP FINANCIAL MEASURE

Display Technologies Segment

Year Ended December 31, 2017 and 2016

(Unaudited; amounts in millions)

	Year ended		Year ended
	December 31, 2017		December 31, 2016
	Sales	Net income	Sales	Net income
As reported	$2,997	831	$3,238	$935
Constant-yen (1)	141	103	50	54
Constant-won (1)	(1)	21		8
Translated earnings contract gain (3)		(169)		(127)
Discrete tax items and other tax-related adjustments (5)		38
Litigation, regulatory and other legal matters (6)		(9)
Restructuring, impairment and other charges (7)		13		44
Adjustments related to acquisitions (9)		(8)		(42)
Pension mark-to-market adjustment (10)				1
Taiwan power outage (12)				6
Core performance measures	$3,137	$820	$3,288	$879

See Reconciliation of Non-GAAP Financial Measures, “Items which we exclude from GAAP measures to arrive at Core Performance measures” for the descriptions of the footnoted reconciling items.

© 2018 Corning Incorporated. All Rights Reserved.

CORNING INCORPORATED AND SUBSIDIARY COMPANIES

RECONCILIATION OF NON-GAAP FINANCIAL MEASURE TO GAAP FINANCIAL MEASURE

Specialty Materials Segment

Three Months Ended March 31, 2017, June 30, 2017, September 30, 2017 and December 31, 2017

(Unaudited; amounts in millions)

	Three Months Ended		Three Months Ended		Three Months Ended		Three Months Ended
	March 31, 2017		June 30, 2017		September 30, 2017		December 31, 2017
	Net	Net	Net	Net	Net	Net	Net	Net
	sales	income	sales	income	sales	income	sales	income

As reported	$300	$48	$337	$56	$373	$72	$393	$73
Constant-won (1)				1		1		1
Restructuring, impairment and other charges (7)				2
Core performance measures	$300	$48	$337	$59	$373	$73	$393	$74

See Reconciliation of Non-GAAP Financial Measures, “Items which we exclude from GAAP measures to arrive at Core Performance measures” for the descriptions of the footnoted reconciling items.

© 2018 Corning Incorporated. All Rights Reserved.

CORNING INCORPORATED AND SUBSIDIARY COMPANIES

RECONCILIATION OF NON-GAAP FINANCIAL MEASURE TO GAAP FINANCIAL MEASURE

Specialty Materials Segment

Three Months Ended March 31, 2016, June 30, 2016, September 30, 2016 and December 31, 2016

 (Unaudited; amounts in millions)

	Three Months Ended		Three Months Ended		Three Months Ended		Three Months Ended
	March 31, 2016		June 30, 2016		September 30, 2016		December 31, 2016
	Net	Net	Net	Net	Net	Net	Net	Net
	sales	income	sales	income	sales	income	sales	income

As reported	$227	$26	$266	$38	$295	$42	$336	$68
Constant-yen (1)
Constant-won (1)		1		1		1		1
Restructuring, impairment and other charges (7)		8		6				1
Pension mark-to-market adjustment (10)
Taiwan power outage (12)				4		2		(3)
Core performance measures	$227	$35	$266	$49	$295	$45	$336	$67

See Reconciliation of Non-GAAP Financial Measures, “Items which we exclude from GAAP measures to arrive at Core Performance measures” for the descriptions of the footnoted reconciling items.

© 2018 Corning Incorporated. All Rights Reserved.

CORNING INCORPORATED AND SUBSIDIARY COMPANIES

RECONCILIATION OF NON-GAAP FINANCIAL MEASURE TO GAAP FINANCIAL MEASURE

Specialty Materials Segment

Year Ended December 31, 2017 and 2016

 (Unaudited; amounts in millions)

CORNING INCORPORATED AND SUBSIDIARY COMPANIES

	Year ended		Year ended
	December 31, 2017		December 31, 2016
	Sales	Net income	Sales	Net income
As reported	$1,403	249	$1,124	$174
Constant-yen (1)
Constant-won (1)		3		4
Restructuring, impairment and other charges (7)		2		15
Taiwan power outage (12)				3
Core performance measures	$1,403	$254	$1,124	$196

See Reconciliation of Non-GAAP Financial Measures, “Items which we exclude from GAAP measures to arrive at Core Performance measures” for the descriptions of the footnoted reconciling items.

© 2018 Corning Incorporated. All Rights Reserved.

Reconciliation of Non-GAAP Measures

In managing the Company and assessing our financial performance, we supplement certain measures provided by our consolidated financial statements with measures adjusted to exclude certain items, to arrive at core performance measures.  We believe that reporting core performance measures provides investors greater transparency to the information used by our management team to make financial and operational decisions.  Corning has adopted the use of constant currency reporting for the Japanese yen and South Korean won, and, beginning in the first quarter of 2018, uses an internally derived yen-to-dollar management rate of ¥107 and won-to-dollar management rate of ₩1,175.  The Company believes that the use of constant currency reporting allows investors to understand our results without the volatility of currency fluctuations, and reflects the underlying economics of the translated earnings contract used to mitigate the impact of changes in currency exchange rates on our earnings and cash flows.

Net sales, equity in earnings of affiliated companies and net income are adjusted to exclude the impacts of changes in the Japanese yen and the South Korean won, gains and losses on our translated earnings contracts, acquisition-related costs, certain discrete tax items, restructuring and restructuring-related charges, certain litigation-related expenses, pension mark-to-market adjustments and other items which do not reflect on-going operating results of the Company or our equity affiliates.  Management’s discussion and analysis on our reportable segments has also been adjusted for these items, as appropriate.  These measures are not prepared in accordance with Generally Accepted Accounting Principles in the United States (“GAAP”).  We believe investors should consider these non-GAAP measures in evaluating our results as they are more indicative of our core operating performance and how management evaluates our operational results and trends.  These measures are not, and should not be viewed as a substitute for GAAP reporting measures.  See “Items which we exclude from GAAP measures to arrive at Core performance measures”  for details on core performance measures.

© 2018 Corning Incorporated. All Rights Reserved.

Items which we exclude from GAAP measures to arrive at Core performance measures are as follows:

(1)	Constant-currency adjustments:

Constant-yen:  Because a significant portion of Display Technologies segment revenues and manufacturing costs are denominated in Japanese yen, management believes it is important to understand the impact on core earnings of translating yen into dollars.  Presenting results on a constant-yen basis mitigates the translation impact of the Japanese yen, and allows management to evaluate performance period over period, analyze underlying trends in our businesses, and establish operational goals and forecasts.  As of January 1, 2018, we use an internally derived management rate of ¥107, which is closely aligned to our current yen portfolio of foreign currency hedges, and have recast all periods presented based on this rate in order to effectively remove the impact of changes in the Japanese yen.

Constant-won:  Because a significant portion of Corning Precision Materials’ costs are denominated in South Korean won, management believes it is important to understand the impact on core earnings from translating won into dollars.  Presenting results on a constant-won basis mitigates the translation impact of the South Korean won, and allows management to evaluate performance period over period, analyze underlying trends in our businesses, and establish operational goals and forecasts without the variability caused by the fluctuations caused by changes in the rate of this currency.  We use an internally derived management rate of ₩1,175, which is closely aligned to our current won portfolio of foreign currency hedges, and have recast all periods presented based on this rate in order to effectively remove the impact of changes in the South Korean won.

(2)	Translation gain on Japanese yen-denominated debt: The gain on the translation of our Yen-denominated debt to U.S. dollars.
(3)

Translated earnings contract gain (loss):  We have excluded the impact of the realized and unrealized gains and losses of our Japanese yen and South Korean won-denominated foreign currency hedges related to translated earnings, as well as the unrealized gains and losses of our euro, New Taiwan dollar and Chinese yuan-denominated foreign currency hedges related to translated earnings.

(4)	Acquisition-related costs: These expenses include intangible amortization, inventory valuation adjustments and external acquisition-related deal costs.
(5)

Discrete tax items and other tax-related adjustments:  This represents the removal of discrete adjustments (e.g. changes in tax law and changes in judgment about the realizability of certain deferred tax assets) as well as other non-operational tax-related adjustments.

(6)	Litigation, regulatory and other legal matters: Includes amounts related to legal matters.
(7)

Restructuring, impairment and other charges:  This amount includes restructuring, impairment and other charges, including goodwill impairment charges and other expenses and disposal costs not classified as restructuring expense.

(8)

Equity in earnings of affiliated companies:  These adjustments relate to items which do not reflect expected on-going operating results of our affiliated companies, such as restructuring, impairment and other charges and settlements under “take-or-pay” contracts.

(9)

Adjustments related to acquisitions:  Includes fair value adjustments to the Corning Precision Materials indemnity asset related to contingent consideration, post-combination expenses and other acquisition and disposal adjustments.

(10)

Pension mark-to-market adjustment:  Defined benefit pension mark-to-market gains and losses, which arise from changes in actuarial assumptions and the difference between actual and expected returns on plan assets and discount rates.

(11)	Gain on realignment of equity investment: Gain recorded upon the completion of the strategic realignment of our ownership interest in Dow Corning.
(12)

Taiwan power outage:  Impact of the power outage that temporarily halted production at our Tainan, Taiwan manufacturing location in the second quarter of 2016.  The impact includes asset write-offs and charges for facility repairs, offset somewhat by partial reimbursement through our insurance program.

(13)

Adjustments to remove the impact of the Tax Cuts and Job Act:  Includes a provisional amount related to the one-time mandatory tax on unrepatriated foreign earnings, a provisional amount related to the remeasurement of U.S. deferred tax assets and liabilities, changes in valuation allowances as a result of the 2017 Tax Act, and adjustments for the elimination of foreign tax credits.

© 2018 Corning Incorporated. All Rights Reserved.